                                                                     Exhibit 4.1

   NUMBER
CS                                                                     SHARES
COMMON STOCK                         [LOGO]                         COMMON STOCK

                                    InterVU
                           The video delivery company

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                             CUSIP 46114R 10 6


This Certifies that

is the record holder of

                    FULLY PAID AND NON-ASSESSABLE SHARES OF
                  COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                                  INTERVU INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

                                        Dated:

                                        Countersigned and Registered
                                          NORTHWEST BANK MINNESOTA, N.A.
                                            Transfer Agent and Registrar

                                        By: /s/ L. M. KAUFMAN
                                            --------------------------------
                                                  Authorized Signature

    /s/ D. MCGEE                            /s/ HARRY GRUBER
    --------------------------------        --------------------------------
    Secretary                               Chairman


                                     [SEAL]

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- __________________ Custodian ______________
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act _______________________________________
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- ___________________ Custodian (until age __)
                                                                                 (Cust)
                                                                             ____________________ under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act ______________________________
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


/                         /

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.